EXHIBIT 10.1

                                   MASTER NOTE

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
  Principal     Loan Date    Maturity  Loan No  Call  Collateral   Account    Officer  Initials
$14,000,000.00  01-27-1997                      514     120       2313836285   43542

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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: Industrial Holdings, Inc.,     Lender: Comerica Bank - Texas
          Landreth Engineering Company,          Houston-One Shell-Middle Market
          Pipeline Valve Specialty,              P.O.Box 650282
          Inc., The Rex Group, Inc., Rex         Dallas, TX  75265-0282
          Machinery Sales, Inc., Rex
          Machinery Movers, Inc., U.S.
          Crating, Inc., Rex
          International Corporation,
          First Texas Credit
          Corporation, XTEL Corporation,
          Losco, Inc., Rex Supply
          Corporation, American Rivet
          Company, Inc., LSS-Lone
          Star-Houston, Inc., and Amflow
          Master Environmental, Inc.
          (TIN: 760289495)
          7135 Ardmore
          Houston, Texas 77054
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FOR VALUE RECEIVED, the undersigned promise(s) to pay ON DEMAND to the order of
Comerica Bank-Texas ("Lender"), at any office of the Lender in the State of Texas, Fourteen Million AND NO/100 DOLLARS ($14,000,000.00) (or such portion thereof as shall have been advanced by the Lender and not repaid as hereinafter provided) with interest until demand at a per annum rate equal to the Lender's prime rate from time to time in effect plus zero percent (%), and thereafter at a default rate equal to the rate of interest otherwise prevailing hereunder plus three percent (3%) per annum (but in no event in excess of the maximum rate permitted by law). The Lender's "prime rate" is that annual rate of interest so designated by the Lender and which is changed by the Lender from time to time. Interest rate changes will be effective for interest computation purposes as and when the Lender's prime rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days outstanding. The Lender's "prime rate" is a reference rate and does not necessarily represent the lowest or best rate actually charged to any of its customers. The Lender may make commercial loans at rates of interest at, above or below its "prime rate."

If at any time the interest rate which would otherwise prevail hereunder exceeds the Maximum Legal Rate (as hereinafter defined), any subsequent reductions in such otherwise prevailing rate shall nor reduce the rate of interest hereunder below the Maximum Legal Rate until the amount of accrued interest hereunder equals the amount that wold have accrued if the prevailing rate had at all times equaled the Maximum Legal Rate.

The principal amount payable hereunder shall be the sum of all advances made by the Lender to or at the request of the undersigned, less principal payments actually received in cash by the Lender. The books and records of the Lender shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent manifest error. No interest shall accrue hereunder until the date of the first advance made by the Lender; thereafter, interest on all advances shall accrue and be computed on the principal balance outstanding from time to time hereunder until the same is paid in full. Advances made hereunder shall be made at the sole discretion of the Lender, and the Lender shall have no obligation whatsoever to make advances.

This Master Note (herein called the "Note") and any other indebtedness and liabilities whatsoever of the undersigned (or any of them) to the Lender, and any and all renewals, modifications or extensions thereof, whether joint or several, contingent or absolute, now existing or hereafter arising, and howsoever evidenced (herein collectively called "Indebtedness") are secured by all items deposited in any account of any of the undersigned with the Lender and by all proceeds of such items (cash or otherwise), all account balances of any of the undersigned from time to time with the Lender, by all property of any of the undersigned from time to time in the possession of the Lender and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will hereafter from time to time be, executed by any (or all) of the undersigned to or for the benefit of the Lender (all herein collectively called the "Collateral").

If the undersigned or any endorser, guarantor or accommodation party (or any of them) fails to pay this Note on demand, or any other Indebtedness when due, by demand, maturity, acceleration or otherwise, then the Lender may at its option and without prior notice to the undersigned (or any of them) declare any or all of such other indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral offset against the Indebtedness any amounts owing by the Lender to the undersigned (or any of them), charge interest at the default rate herein provided and exercise any one or more of the rights and remedies granted to the Lender by the agreement with the undersigned (or any of them) or given to the Lender under applicable law.

If the Note is signed by two or more (whether by all as makers or by one or more as accommodation party), the obligations hereunder and each undertaking hereby made shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned and the undersigned's respective heirs, personal representatives, successors and assigns.

Each maker and endorser waives presentment, demand, protest and notice of dishonor and agrees that no extension or indulgence to the undersigned (or any of them) or release or nonenforcement of any security, or release of any party, whether with or without notice, shall affect the obligations of any maker, indorser or accommodation party.

Each maker and indorser agrees to reimburse to the holder of this Note for any and all costs and expenses (including , but not limited, to, reasonable attorney fees) incurred in collecting or attempting to collect the Note.

No agreements, conditions, provisions or stipulations contained in this Note, or the default of the undersigned, or the exercise by the holder hereof of the right to accelerate the payment or the maturity of principal and interest, or to exercise any option whatsoever contained herein, or in any other agreements between

                                      Ex-2
the undersigned and Lender, or the arising of any contingency whatsoever, shall entitle the holder of this Note to contract for, charge or collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal law as now or as may hereinafter be in effect, including, as to article 5069-1.04 Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" (herein referred to as the "Maximum Legal Rate") and in no event shall the undersigned be obligated to pay interest exceeding such Maximum Legal Rate; and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the undersigned to pay a rate of interest exceeding the Maximum Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is contracted for, charged or collected in excess of the Maximum Legal Rate (hereinafter referred to as the "Excess"), the undersigned acknowledges and stipulates that any such contract, charge or receipt shall be the result of an accidental and bona fide error, and that any Excess received by Lender shall be first applied to reduce the principal then unpaid hereunder; second, applied to reduce any other Indebtedness; and third, returned to the undersigned, it being the intention of the parties hereto not to enter at any time into an usurious or other illegal relationship. The undersigned recognizes that such an unintentional result could inadvertently occur. By the execution of this Note, the undersigned covenants that (a) the credit or return of any Excess shall constitute the acceptance by the undersigned of such Excess, and (b) the undersigned shall not seek or pursue any other remedy, legal or equitable, against Lender, or any holder hereof based, in whole or in part, upon the contracting for, charging or receiving of any interest in excess of the Maximum Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender or any holder hereof, all interest at any time contracted for, charged or received by Lender or any term of this Note.

THIS NOTE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW, BUT IN ANY EVENT CHAPTER 15 OF TITLE 79, VERNON'S TEXAS CIVIL STATUTES (AND AS THE SAME MAY BE INCORPORATED BY REFERENCE IN OTHER TEXAS STATUTES) SHALL NOT APPLY TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE. BORROWER HEREBY WAIVES THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER BORROWER OR LENDER AGAINST THE OTHER.

The undersigned acknowledges and agrees that this Note is payable on demand at any time notwithstanding any provisions for acceleration or events of default contained herein or in any security agreement, deed of trust or other agreement securing payment hereof.

      BORROWER:

      Industrial Holdings, Inc., Landreth Engineering Company, Pipeline Valve Specialty, Inc., The Rex Group, Inc., Rex Machinery Sales, Inc., Rex Machinery Movers, Inc., U.S. Crating, Inc., Rex International Corporation, First Texas Credit Corporation, XTEL Corporation, Losco, Inc., Rex Supply Corporation, American Rivet Company, Inc., LSS-Lone Star-Houston, Inc., and Amflow Master Environmental, Inc.

      By:  /s/ ROBERT E. CONE
           Robert E. Cone, President of Industrial Holdings, Inc.

      By:  /s/ ROBERT E. CONE
         Robert E. Cone, Chief Executive Officer of the following: American Rivet Company, Inc., Landreth Engineering Company, Pipeline Valve Specialty, Inc., The Rex Group, Inc., Rex Supply Corporation, Rex Machinery Sales, Inc., Rex Machinery Movers, Inc., U.S. Crating, Inc., Rex International Corporation, First Texas Credit Corporation, XTEL Corporation, Losco, Inc., LSS-Lone Star-Houston, Inc., and Amflow Master Environmental, Inc.

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